SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 13, 2002

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation)	1-8180 (Commission file Number)	59-2052286 (IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida (Address of principal executive offices)	33602 (Zip code)

Registrant’s telephone number, including area code: (813) 228-4111

Item 9.	Regulation FD Disclosure.

            See the statements under oath of Principal Executive Officer and Principal Financial Officer regarding facts and circumstances related to Exchange Act filings of TECO Energy, Inc., filed as Exhibit 99.1 and Exhibit 99.2.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO ENERGY, INC.
Dated: August 13, 2002	By:	/s/ G. L. GILLETTE

G. L. GILLETTE Senior Vice President-Finance and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

99.1	Statement under oath of Principal Executive Officer regarding facts and circumstances related to Exchange Act filings of TECO Energy, Inc.

99.2	Statement under oath of Principal Financial Officer regarding facts and circumstances related to Exchange Act filings of TECO Energy, Inc.

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